UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2017

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 23, 2017, the Company adopted forms of option and restricted stock unit grant agreements to be used in connection with the Second Amended and Restated 2006 Omnibus Long Term Inventive Plan approved by the Company’s Stockholders on the same date.  The forms of option and restricted stock unit agreements will be used in connection with awards to employees, including the Company’s principal executive officer, principal financial officer and named executive officers.   Attached hereto as Exhibit 10.1 is the form of option agreement.  Attached hereto as Exhibit 10.2 is the form of restricted stock unit agreement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 23, 2017 Liquidity Services, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”), pursuant to notice duly given.  The matters voted upon at the Annual Meeting and the final voting results are as follows:

1.              Election of Directors.

Director Nominees	Votes For	Votes Withheld	Broker Non- Votes

Phillip A. Clough	22,145,958	2,466,615	3,470,609

George H. Ellis	23,667,867	944,706	3,470,609

Jaime Mateus-Tique	23,049,379	1,563,194	3,470,609

Each director nominee was duly elected to serve until the Annual Meeting of Stockholders in 2020 or until the director’s successor has been duly elected and qualified.

2.              Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2017.

Votes For	27,723,009

Votes Against	347,301

Abstentions	12,872

Broker Non-Votes	0

Stockholders ratified the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2017.

3.              Approval of an Advisory Resolution on Executive Compensation.

Votes For	23,579,810

Votes Against	990,640

Abstentions	42,123

Broker Non-Votes	3,470,609

Stockholders approved the advisory resolution on executive compensation.

4.              Approval of an amendment and restatement of the 2006 Omnibus Long-Term Incentive Plan to increase the authorized number of shares and to make certain other changes.

Votes For	20,711,198

Votes Against	3,864,935

Abstentions	36,440

Broker Non-Votes	3,470,609

Stockholders approved the amendment and restatement of the 2006 Omnibus Long-Term Incentive Plan to increase the authorized number of shares and to make certain other changes.

5.              Advisory vote on the frequency of conducting future advisory votes on executive compensation.

1 Year	21,531,829

2 Years	13,222

3 Years	3,027,266

Abstentions	40,256

Broker Non-Votes	3,470,609

Stockholder approved an annual advisory vote on executive compensation.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1	Form of Option Agreement

10.2	Form of Restricted Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: February 24, 2017	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Form of Option Agreement

10.2	Form of Restricted Stock Unit Agreement